SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 28, 2000
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                             Cone Mills Corporation
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             (Exact Name of Registrant as Specified on its Charter)




           North Carolina             1-3634                    56-0367025
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(State or Other Jurisdiction       (Commission File            IRS Employer
   of Incorporation)                 Number)                Identification No.


  3101 North Elm Street,      Greensboro, North Carolina          27415
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         (Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, Including Area Code        (336) 379-6220
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On January 28, 2000, the Registrant entered into a Credit Agreement with Bank of America, N.A., as agent, First Union National Bank, Wachovia Bank, N.A., SunTrust Bank and Morgan Guaranty Trust Company of New York providing for a new $80,000,000 revolving credit and letter of credit facility which matures on August 7, 2000. This bank facility refinances the Registrant's prior $80,000,000 revolving credit facility and is secured by liens on substantially all of the assets of the Registrant, Cone Global Finance Corp., CIPCO S.C., Inc. and Cone Foreign Trading LLC (each a wholly owned subsidiary of the Registrant), including real property, accounts, inventory, equipment, general intangibles, intellectual property, deposit accounts, chattel paper, investment property, instruments and documents. In connection with the bank facility closing, the Registrant also granted equal and ratable liens on the same assets to: (i) The Prudential Insurance Company of America securing the Registrant's obligations pursuant to a Note Agreement dated August 13, 1992 (the "Prudential Note Agreement"), (ii) Atlantic Financial Group, Ltd. and SunTrust Bank securing the Registrant's obligations with respect to a synthetic lease of its headquarters property entered into on October 24, 1994 (the "Synthetic Lease"), (iii) The Bank of New York, as trustee for the Registrant's publicly held 8 1/8% Debentures due March 15, 2005 pursuant to an Indenture dated as of February 14, 1995, in each case as required by the terms of the documents relating to the foregoing obligations. Also on January 28, 2000, the Registrant amended the Prudential Note Agreement and the Synthetic Lease to reference the above-described security interests and to incorporate the financial covenants and certain other covenants, defaults and provisions from the new credit facility documents.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

(C)   EXHIBITS.

1. Credit Agreement dated as of January 28, 2000 by and among Cone Mills Corporation, as Borrower, Bank of America, N.A., as Agent and as Lender, and the Lenders party thereto from time to time, together with all exhibits thereto.

2. Guaranty Agreement dated as of January 28, 2000 made by Cone Global Finance Corp., CIPCO S.C., Inc. and Cone Foreign Trading LLC in favor of Bank of America, N.A. as Revolving Credit Agent for the Lenders, The Prudential Insurance Company of America, SunTrust Bank, Morgan Guaranty Trust Company of New York, Wilmington Trust Company, as General Collateral Agent, Bank of America, N.A., as Priority Collateral Agent, and Atlantic Financial Group, Ltd., together with all exhibits thereto.

3. Priority Security Agreement dated as of January 28, 2000 by Cone Mills Corporation and certain of its subsidiaries, as Grantors, and Bank of America, N.A., as Priority Collateral Agent, together with all exhibits thereto.

4. General Security Agreement dated as of January 28, 2000 by Cone Mills Corporation and certain of its subsidiaries, as Grantors, and Wilmington Trust Company, as General Collateral Agent, together with all exhibits thereto.

5. Securities Pledge Agreement dated as of January 28, 2000 by Cone Mills Corporation in favor of Wilmington Trust Company, as General Collateral Agent, together with all exhibits thereto.

6. CMM Pledge Agreement dated as of January 28, 2000 by Cone Mills Corporation in favor of Wilmington Trust Company, as General Collateral Agent, together with all exhibits thereto.

7. Deed of Trust, Security Agreement, Fixture Filing, Assignment of Leases and Rents and Financing Statement dated as of January 28, 2000 between Cone Mills Corporation, as Grantor, TIM, Inc., as Trustee, Wilmington Trust Company, as General Collateral Agent, and Bank of America, N.A., as Designated Collateral Subagent, together with all exhibits thereto.

8. Deed of Trust, Security Agreement, Fixture Filing, Assignment of Leases and Rents and Financing Statement dated as of January 28, 2000 between Cone Mills Corporation, as Grantor, TIM, Inc., as Trustee, and Bank of America, N.A., as Priority Collateral Agent, together with all exhibits thereto.

9. Amendment of 1992 Note Agreement dated as of January 28, 2000 by and among Cone Mills Corporation and The Prudential Insurance Company of America, together with all exhibits thereto.

10. Tenth Amendment to Master Lease dated as of January 28, 2000 between Atlantic Financial Group, Ltd. and Cone Mills Corporation, together with all exhibits thereto.

         Schedules to each of the foregoing documents have not been filed. The Registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

         Also, in connection with the transactions described in Item 2 above, the Registrant executed and delivered six priority deeds of trust substantially identical to the priority deed of trust filed as item 7 above and six general deeds of trust substantially identical to the general deed of trust filed as item 8 above. The only material differences among the deeds of trust filed and those omitted are the descriptions of the real property mortgaged in Exhibit A to such documents, the county in which such deed of trust was filed and, in the case of deeds of trust relating to real property located in South Carolina, the title to the agreement (Mortgage as opposed to Deed of Trust) and certain minor conforming changes required for South Carolina mortgages. Deeds of Trust (or Mortgages) were filed with respect to all (or substantially all) of the Registrant's real property situated in Guilford County, North Carolina, Rowan County, North Carolina, Rutherford County, North Carolina, Alamance County, North Carolina, Marion County, South Carolina and Union County, South Carolina.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CONE MILLS CORPORATION
                                              (Registrant)



Date:  February 11, 2000                   By:  /s/ Neil W. Koonce
                                                --------------------------------
                                                 Neil W. Koonce
                                                 Vice President, General Counsel
                                                 and Secretary

                                  EXHIBIT INDEX


1. Credit Agreement dated as of January 28, 2000 by and among Cone Mills Corporation, as Borrower, Bank of America, N.A., as Agent and as Lender and the Lenders party thereto from time to time, together with all exhibits thereto.

2. Guaranty Agreement dated as of January 28, 2000 made by Cone Global Finance Corp., CIPCO S.C., Inc. and Cone Foreign Trading LLC in favor of Bank of America, N.A. as Revolving Credit Agent for the Lenders, The Prudential Insurance Company of America, SunTrust Bank, Morgan Guaranty Trust Company of New York, Wilmington Trust Company, as General Collateral Agent, Bank of America, N.A., as Priority Collateral Agent, and Atlantic Financial Group, Ltd., together with all exhibits thereto.

3. Priority Security Agreement dated as of January 28, 2000 by Cone Mills Corporation and certain of its subsidiaries, as Grantors, and Bank of America, N.A., as Priority Collateral Agent, together with all exhibits thereto.

4. General Security Agreement dated as of January 28, 2000 by Cone Mills Corporation and certain of its subsidiaries, as Grantors, and Wilmington Trust Company, as General Collateral Agent, together with all exhibits thereto.

5. Securities Pledge Agreement dated as of January 28, 2000 by Cone Mills Corporation in favor of Wilmington Trust Company, as General Collateral Agent, together with all exhibits thereto.

6. CMM Pledge Agreement dated as of January 28, 2000 by Cone Mills Corporation in favor of Wilmington Trust Company, as General Collateral Agent, together with all exhibits thereto.

7. Deed of Trust, Security Agreement, Fixture Filing, Assignment of Leases and Rents and Financing Statement dated as of January 28, 2000 between Cone Mills Corporation, as Grantor, TIM, Inc., as Trustee, Wilmington Trust Company, as General Collateral Agent, and Bank of America, N.A., as Designated Collateral Subagent, together with all exhibits thereto.

8. Deed of Trust, Security Agreement, Fixture Filing, Assignment of Leases and Rents and Financing Statement dated as of January 28, 2000 between Cone Mills Corporation, as Grantor, TIM, Inc., as Trustee, and Bank of America, N.A., as Priority Collateral Agent, together with all exhibits thereto.

9. Amendment of 1992 Note Agreement dated as of January 28, 2000 by and among Cone Mills Corporation and The Prudential Insurance Company of America, together with all exhibits thereto.

10. Tenth Amendment to Master Lease dated as of January 28, 2000 between Atlantic Financial Group, Ltd. and Cone Mills Corporation, together with all exhibits thereto.